Exhibit 99.1

Nakamoto Holdings Appoints Tyler Evans as Chief Investment Officer to Lead Bitcoin-Native Capital Deployment

NASHVILLE, Tenn. – June 18, 2025 – Nakamoto Holdings Inc. (“Nakamoto”), a Bitcoin-native holding company which previously announced its anticipated merger with Kindly MD, Inc. (NASDAQ: NAKA) (“KindlyMD”), today announced the appointment of Tyler Evans as Chief Investment Officer. Building on his six-year track record at UTXO Management, Tyler will lead the strategy and execution of Nakamoto’s Bitcoin reserve deployment by originating and structuring deals across capital markets to grow the company’s balance sheet and drive long-term shareholder value.

Tyler brings over a decade of experience building Bitcoin-native financial infrastructure. He is a Co-Founder and Chief Investment Officer of UTXO Management, a thesis-driven, high-conviction investment firm focused on the Bitcoin ecosystem and ranked as the fifth best-performing single-manager hedge fund in 2024 by HFR. He has led capital deployment across both early-stage venture and hedge fund strategies, building one of the most active investment portfolios in the Bitcoin industry. Tyler is also a Co-Founder of BTC Inc, publisher of Bitcoin Magazine and host of the annual Bitcoin Conference.

While Tyler will continue in his leadership role at UTXO Management, his appointment as CIO of Nakamoto Holdings reflects a distinct mandate to advance Nakamoto’s capital strategy and long-term vision. His active presence across both organizations brings valuable perspective and network synergies that ultimately serve the interests of shareholders of both firms.

“Tyler has been a cornerstone of Bitcoin’s story from the very beginning – from media and venture to asset management and public market strategy,” said David Bailey, Founder and CEO of Nakamoto. “In addition to being a world-class investor, Tyler is a mission-driven leader with deep conviction in Bitcoin and the global experience to back it up. Bringing him on as CIO sets the tone for the bold, Bitcoin-native, and uncompromising future we are building at Nakamoto.”

Tyler added, “Joining Nakamoto presents an opportunity to redefine how institutional capital interacts with Bitcoin. We are entering an era where Bitcoin is powering corporate growth, treasury management, and global investment strategy. I am thrilled to join David and the Nakamoto team as we help shape that future alongside UTXO Management.”

Tyler currently serves on the boards of Metaplanet Inc. (3350:TSE), Smarter Web Company (SWC.AQ), and Matador (TSX:MATA.V), and LX Research.. In addition to his investing work, Tyler mentors early-stage founders through the Bitcoin Startup Lab and Draper BitcoinFi Accelerator, shaping the next generation of innovation across the Bitcoin ecosystem.

About Nakamoto

Nakamoto is a Bitcoin treasury company building a global portfolio of Bitcoin-native companies. Nakamoto plans to establish the first publicly traded conglomerate of Bitcoin companies by accumulating Bitcoin in its treasury and by leveraging its treasury to acquire and develop an ecosystem of Bitcoin companies across finance, media, advisory and more. The company aims to provide commercial and financial infrastructure for the next generation of capital markets. For more information, please visit nakamoto.com.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this release that address activities, events or developments that Kindly MD or Nakamoto expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed merger and related transactions, (collectively, the “Transactions”) the expected closing of the proposed Transactions and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including the management team and board of directors of the combined company and expected use of proceeds from the Transactions, and any post-closing transactions contemplated between the combined company and BTC Inc (and/or UTXO, LLC through BTC Inc). Information adjusted for the proposed Transactions should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this release. These include the risk that Kindly MD and Nakamoto businesses (which may include the businesses of BTC Inc and/or UTXO in the future, as applicable) will not be integrated successfully and the risk that Kindly MD or the applicable governing bodies of BTC Inc and/or UTXO may not pursue or approve the terms of an acquisition of BTC Inc and/or UTXO; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Kindly MD may not approve the issuance of new shares of Kindly MD common stock in the Transactions or that shareholders of Kindly MD may not approve the Transactions; the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the merger agreement, the subscription agreements of the convertible debt purchase agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transactions; the parties do not receive regulatory approval of the Transactions; the occurrence of any other event, change, or other circumstances that could give rise to the termination of the merger agreement relating to the Transactions; the risk that changes in Kindly MD’s capital structure and governance could have adverse effects on the market value of its securities; the ability of Kindly MD and Nakamoto to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on Kindly MD and Nakamoto’s operating results and business generally; the risk the Transactions could distract management from ongoing business operations or cause Kindly MD and/or Nakamoto to incur substantial costs; the risk that Kindly MD may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Kindly MD’s and Nakamoto’s control, including those detailed in Kindly MD’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of Kindly MD filed, or to be filed, with the SEC that are or will be available on Kindly MD’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that Kindly MD and Nakamoto believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Kindly MD or Nakamoto undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Media Contacts

Carissa Felger/Sam Cohen

Gasthalter & Co.

(212) 257-4170

Nakamoto@gasthalter.com

For Kindly MD:

Valter Pinto, Managing Director

KCSA Strategic Communications

(212) 896-1254

KindlyMD@KCSA.com